SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report  (Date of earliest event reported):          September 29, 2003

                               Brooke Corporation
             (Exact name of Registrant as specified in its charter)

             Kansas                      0-31789                48-1009756
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

          10895 Grandview Drive, Suite 250, Overland Park, Kansas 66210
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (913) 661-0123

--------------------------------------------------------------------------------

Item 5. Other events

On September 29, 2003,  Brooke  Corporation  (the  "Registrant")  issued a press
release   (hereinafter   referred  to  as  "Press   Release")   announcing   new
developments. Press Release is attached hereto and referenced as Exhibit 99.1.

This press release contains forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements relate to anticipated revenues, gross margins, earnings, and growth of the market for our products. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: uncertainties associated with market acceptance of and demand for the Company's products, impact of competitive products and pricing, dependence on third party suppliers, uncertainties associates with the development of technology, and the dependence on intellectual property rights. Investors are directed to the Company's 2002 annual report, which is available from the Company without charge for a more complete description of the Company's business.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 99.1      Press Release dated September 29, 2003

--------------------------------------------------------------------------------

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                           BROOKE CORPORATION

Date: September 29, 2003                                 By: /s/ Robert D. Orr
                                                             -----------------
                                                             Robert D. Orr
                                                             CEO

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX


Exhibit No.             Description
-------------           --------------------------------------------------------

99.1                    Press Release dated September 29, 2003